Exhibit 99.1

Investor Presentation August 2014 399 Park Avenue, 18th Floor, New York, NY 10022 | 212.547.2600 | nsamgroup.com

1 Safe Harbor This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or Exchange Act, including statements about future results, projected yields, rates of return and performance, projected cash available for distribution, projected cash from any single source of managed company or fee stream, projected expenses, market and industry trends, investment opportunities, business conditions and other matters, including, among other things: the performance of NorthStar Realty Finance Corp. (“NorthStar Realty”); the ability to scale our platform; the ability of our sponsored non-traded REITs (“NTRs”) to raise capital, in the maximum offering amount or at all; the timing of and ability to raise capital through new sponsored NTRs, with RXR Realty or at all; our ability to earn any additional base management fees or incentive fees, through management of NorthStar Realty, our partnership with Jay Flaherty or otherwise; the size and timing of offerings or capital raises by NorthStar Realty; NorthStar Realty’s ability to consummate our proposed merger with Griffin- American Healthcare REIT II, Inc. (“Griffin-American”) on the terms proposed or at all; our ability to realize any upside in NorthStar Realty’s partnerships with RXR Realty and Aerium; the occurrence of any event, change or other circumstances that could give rise to the termination of NorthStar Realty’s definitive merger agreement with Griffin-American; the NorthStar Realty’s inability to complete the merger or failure to satisfy other conditions to completion of the merger with Griffin-American; the scalability of NorthStar Realty’s investment platform, including its investments in private equity funds, healthcare real estate and commercial real estate loans; the diversification of NorthStar Realty’s portfolio; the anticipated strength and growth of our business; our liquidity and financial flexibility; our dividend yield; and our ability to realize the projections related to cash available for distribution and underlying assumptions. Forward-looking statements are generally identifiable by use of forwardlooking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “hypothetical,” “continue,” “future” or other similar words or expressions. All forward-looking statements included in this presentation are based upon information available to NorthStar Asset Management Group Inc. (the “Company”) on the date hereof and the Company is under no duty to update any of the forward-looking statements after the date of this presentation to conform these statements to actual results. The forward-looking statements involve a number of significant risks and uncertainties. Factors that could have a material adverse effect on the Company’s operations and future prospects are set forth in the Company’s Registration Statement on Form 10 and the related information statement, including the section entitled “Risk Factors”. The factors set forth in the Risk Factors section and otherwise described in the Company’s filings with SEC could cause the Company’s actual results to differ significantly from those contained in any forward-looking statement contained in this presentation. The Company does not guarantee that the assumptions underlying such forward-looking statements are free from errors. Unless otherwise stated, historical financial information and per share and other data is as of June 30, 2014. NorthStar/RXR New York Metro confidentially submitted a registration statement on Form S-11 to the SEC, seeking to raise $2.0 billion in a public offering of common stock for a public, non-traded corporation that intends to qualify as a REIT and is co-sponsored by NSAM and RXR Realty. The public offering period is expected to commence upon its registration statement being declared effective with the SEC. This information does not constitute an offer of any securities for sale. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. The endnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the endnotes.

Overview of NorthStar Asset Management(1) 2 . NorthStar Asset Management (NYSE: NSAM) is a global asset management firm that manages NorthStar Realty Finance Corp. (NYSE: NRF) and multiple public, non-traded REITs, with $17 billion of total assets . Scalable operating platform with limited capital needs . Proven track record in managing and growing NorthStar Realty platform . Diversified, publicly-traded REIT with over $14 billion of assets . 19% compounded annual stockholder return since IPO in 2004 . Represents a distinct management relationship with a “permanent” life vehicle . 20-year initial contract, automatically renewable and only terminable for “cause” -10% -5% 0% 5% 10% 15% 20% Commercial Mortgage REITs S&P 500 MSCI U.S. REIT Index (RMS) NRF Compounded Annual Total Return NRF (IPO October 2004) through August 1, 2014

Overview of NorthStar Asset Management[(2)]

➢ **Three public, non-traded REIT ("NTR") management contracts**

NorthStar Real Estate Income Trust, Inc.	NorthStar Healthcare Income, Inc.	NorthStar Real Estate Income II, Inc.
Completed $1.2 billion offering in July 2013 (including DRP amounts)	$1.1 billion offering size (approximately $430 million of capital raised to-date)	$1.65 billion offering size (approximately $170 million of capital raised to-date)

- Rapidly growing business with $1.8 billion of total capital raised to-date; $97 million raised in July 2014 across all current NTRs in offering phase
- Targeting $2 billion NTR with RXR Realty which will focus on the NYC tri-state market
- NSAM owns the broker-dealer responsible for raising capital in the NTRs



NTR Capital Raising by Year 2010 - 2014 Projected
(in millions)
$1,000
$800
$600
$400
$200
$0
2010
2011
2012
2013
2014P

3

Annual Base Management Fee - Calculated through August 8, 2014: . NSAM will earn a quarterly incentive fee over return hurdles based on cash available for distribution ("CAD") per share at NRF, as follows: . 15% incentive fee payable when quarterly CAD exceeds $0.39 per share . 25% incentive fee payable when quarterly CAD exceeds $0.45 per share . Potential incentive fees from NorthStar Realty’s healthcare investments in connection with partnership with Jay Flaherty . NSAM will be entitled to additional base management fees from . RXR Realty cash flow to NorthStar Realty in excess of a $10 million minimum annual amount . Aerium (European investment manager with €6.1 billion of AUM) cash flow to NorthStar Realty in excess of a $10 million minimum annual amount 4 NRF Asset Management Contract(3) ($ in millions) Permanent Annual Amount Total Initial Annual Base Management Fee $150 Cumulative “equity” issued by NRF following August 8, 2014 1.5% of “equity”

5 Non-Traded REIT Asset Management Contracts(4) NorthStar Income NorthStar Healthcare NorthStar Income II Total Equity Offering Amount $1.1 billion $1.1 billion $1.65 billion Asset Management and Other Fees: Asset Management Fees 1.25% of Gross Assets 1.00% of Gross Assets 1.25% of Gross Assets Acquisition Fees 1.00% of Investments 1.00% of Investments (2.25% for Real Estate Properties) 1.00% of Investments Disposition Fees 1.00% of Sales Price 1.00% of Sales Price (2.00% for Real Estate Properties) 1.00% of Sales Price Incentive Payments 15% of net cash flows after an 8% return 15% of net cash flows after a 6.75% return 15% of net cash flows after a 7% return Expense Reimbursement: Operating costs Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.25% asset management fee) Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.00% asset management fee) Greater of 2.0% of average invested assets or 25.0% of net income (net of 1.25% asset management fee) * NorthStar/RXR New York Metro confidentially submitted a registration statement on Form S-11 to the SEC, seeking to raise $2.0 billion in a public offering of common stock for a public, non-traded corporation that intends to qualify as a REIT and is co-sponsored by NSAM and RXR Realty. The public offering period is expected to commence upon its registration statement being declared effective with the SEC. This information does not constitute an offer of any securities for sale.

Amount (in millions) NRF base management fees $150-$152 NTR asset management and other fees $58-$70 Net broker dealer fees $7-$8 2014 total net revenues $215–$230 less: cash G&A $60-$65 less: tax expense $31-$33 Q3 & Q4 2014 annualized projected CAD * $124–$132 Q3 & Q4 2014 annualized projected CAD per share * $0.64-$0.68 6 NSAM Q3 & Q4 2014 Annualized Projected CAD(5) * See reconciliation to net income (loss) attributable to common stockholders at the end of the presentation. Assuming NO "equity" raised at NRF following August 8, 2014 Approximately 70% pre-tax operating margin

Initial $100 million of cash from spin-off and substantial free cash flow 7 NSAM Q3 & Q4 2014 Annualized Projected CAD $4 billion Griffin-American Healthcare REIT II acquisition by NorthStar Realty . Investments . Stock Repurchases . Dividends (expected to be $0.40 annual per share) NorthStar Realty “Equity” Issuances $17 million of additional annual base management fees NRF incentive fees above quarterly CAD hurdles Q3 & Q4 2014 annualized projected CAD per share $0.64-$0.68 Potential Incentive Fees $15 million annual base management fees per billion of “equity” issuance

NorthStar Asset Management Comparable(6) 8 P/E Multiples: . Fund flow volatility . No upside . Finite fund life . Low margins . High volatility . No base fee . Permanent life vehicle . Permanent/long duration contract . Low volatility . Upside . High margins NSAM

($ in millions) Owned commercial real estate $ 10,581 Commercial real estate loans 1,306 Assets underlying deconsolidated CRE loan CDOs 1,423 Commercial real estate securities 872 Total assets $ 14,183 Overview of NorthStar Realty Finance(7) 9 . Diversification across a broad spectrum of commercial real estate investments

10 NorthStar Realty Growth Drivers (8) . Approximately $10 billion of owned real estate . Ability to acquire diverse set of property types . Best in class loan origination platform, including senior and mezzanine loans . Real Estate PE Investments: Limited buyer base in real estate private equity secondary market . Leverage NorthStar Realty’s ability and track record in finding market dislocations and unique CRE opportunities Real Estate Ownership Percentage: U.S. Loan Maturities Over Next Four Years ($1.4 Trillion): Real Estate Commercial Real Estate Loans Other Opportunities

11 Non-Traded REIT Industry New Capital(9) Capital raised in first half of 2014 $- $5 $10 $15 $20 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Public Non-Traded REIT Industry 2004 - First Half of 2014 Fundraising ($ in billions)

Seasoned Executive Team[10]

Name	Position	Yrs of Exp	Relevant Background
David T. Hamamoto	Chairman and Chief Executive Officer	30	▪ NorthStar Capital - Co-Founder ▪ Goldman, Sachs & Co. - Co-Founder and Partner of Real Estate Principal Investment (Whitehall Funds)
Albert Tylis	President	16	▪ Bryan Cave / Robinson Silverman - Senior Attorney ▪ ASA Institute - Director of Corporate Finance and General Counsel
Daniel R. Gilbert	NorthStar Asset Management Group, Ltd Chief Investment and Operating Officer	20	▪ NorthStar Capital - Head of Mezzanine Lending Business ▪ Merrill Lynch - Group Head in Global Principal Investment and Commercial Real Estate
Debra A. Hess	Chief Financial Officer	28	▪ Newcastle Investment Corp. - Chief Financial Officer ▪ Fortress Investment Group - Managing Director ▪ Goldman, Sachs & Co. - Vice President, Manager of Financial Reporting
Ronald J. Lieberman	Executive Vice President and General Counsel	19	▪ Hunton & Williams - Partner, Real Estate Capital Markets ▪ Skadden, Arps, Slate, Meagher and Flom - Associate, Corporate and Securities
Daniel D. Raffe	Executive Vice President and Head of Portfolio Management	25	▪ GE Business Property - Head of East and Midwest real estate acquisitions ▪ Cushman & Wakefield - Managing Director, Real Estate Capital Markets
Steven B. Kauff	Executive Vice President Structuring and Tax	27	▪ NorthStar Capital - Structuring and Tax ▪ Arthur Anderson - Real Estate & Hospitality, Tax Consulting ▪ PricewaterhouseCoopers - Real Estate Industry, Tax Consulting
Robert S. Riggs	Managing Director	26	▪ Olympus Real Estate Partners - Partner ▪ GE Capital Realty Group - COO and EVP of Equity Investing

12

13 Appendix . Reconciliation of NSAM Q3 & Q4 2014 Annualized Projected Cash Available for Distribution . Presentation Endnotes

14 Reconciliation of NSAM Q3 & Q4 2014 Annualized Projected CAD(11) * Equity based compensation includes compensation expense related to grants of NorthStar Realty stock in prior years that were split in connection with the spin-off of NSAM. Reconciliation of NSAM Projected Cash Available for Distribution ("CAD") (Amount in millions except per share data) NSAM Q3 & Q4 2014 Annualized Projected CAD Net income (loss) attributable to common stockholders 82 $ - 90 $ Adjustments: Equity-based compensation * 42 - 42 Projected CAD 124 $ - 132 $ Projected CAD per share 0.64 $ - 0.68 $

15 Presentation Endnotes 1. Overview of NSAM a. Assets include assets underlying deconsolidated debt CDOs, and are pro forma for the announced $4 billion acquisition of Griffin-American, a $273 million hotel portfolio acquired in August 2014, a commitment to purchase a $406 million industrial portfolio, limited partnership interests in three private real estate equity funds purchased in July 2014 and the consolidated total assets on the balance sheet of NorthStar Income, NorthStar Healthcare and NorthStar Income II. b. Compounded Annual Total Return: Based on price performance including reinvestment of dividends. Commercial Mortgage REITs includes the average of companies that had their IPO prior to the recent financial crisis including ABR, NCT, RAS and STAR. 2. Overview of NSAM a. NorthStar Healthcare and NorthStar Income II capital raised to-date is through August 8, 2014. b. NTR Capital Raising by Year: 2014 projected NTR capital raising includes $490 million of actual capital raised in 2014 through August 8, 2014 and projected capital raising for the remainder of 2014. c. NorthStar/RXR New York Metro confidentially submitted a registration statement on Form S-11 to the SEC, seeking to raise $2.0 billion in a public offering of common stock for a public, non-traded corporation that intends to qualify as a REIT and is co-sponsored by NSAM and RXR Realty. The public offering period is expected to commence upon its registration statement being declared effective with the SEC. This information does not constitute an offer of any securities for sale. 3. NRF Asset Management Contract a. RXR Realty: NSAM is entitled to a base management fee equal to the greater of: (a) $10 million per year or (b) for the applicable quarter, the portion of distributable cash flow from NRF’s equity interest related to the asset management business of RXR Realty. b. Aerium GP Interest: NSAM is entitled to a base management fee equal to the greater of: (a) $10 million per year or (b) for the applicable quarter, the portion of distributable cash flow from NRF’s equity interest in the Aerium GP Interest. 4. Non-traded REIT Asset Management Contract a. Gross Assets represent principal amount funded or allocated for debt investments originated or acquired and the cost of all other investments, including expenses and any financing attributable to such investments, less any principal received on debt and securities investments (or our proportionate share thereof in the case of an investment made in a joint venture). b. Incentive Payments: The Healthcare Strategic Partnership will be entitled to any incentive fees earned from managing NRF Healthcare, of which NSAM will be entitled to receive its proportionate share of the 15% of net cash flow after a 6.75% return.

16 Presentation Endnotes (continued) 5. NSAM Post-Spin 2014 Annualized Projected CAD a. NRF base management fee range due to timing of conversion of current outstanding exchangeable notes. b. NSAM CAD per share: i. Assumes $800 million of non-traded REIT capital raised during 2014. ii. CAD per share amounts include common shares, deferred LTIPs and RSUs not subject to market based performance hurdles outstanding as of August 8, 2014 totaling 194 million. 6. NorthStar Asset Management Comparable a. P/E multiples are based on stock closing prices as of August 8, 2014 and most comparable reported earnings metric to NRF’s reported CAD based on analyst consensus estimates for Traditional Asset Managers, Real Estate Asset Managers and MLP GPs, and represent the median of each group. b. Traditional Asset Managers include APAM, CLMS, GBL, PZN and VRTS. c. Real Estate Asset Managers include ASPS, BAM and CNS. d. MLP GPs include AHGP, ATLS, ETE, NSH, TRGP and WGP. 7. NRF assets include assets underlying deconsolidated debt CDOs, and are pro forma for the announced $4 billion acquisition of Griffin- American, a $273 million hotel portfolio acquired in August 2014, a commitment to purchase a $406 million industrial portfolio and limited partnership interests in three private real estate equity funds purchased in July 2014. 8. U.S. Loan Maturities over Next Four Years: a. Source: Barclays Capital U.S. Securitization Research: CMBS - Scaling the maturity wall 8/16/13. Compiled using data from US Federal Reserve, FDIC, and Barclays Capital 9. Source: Robert A. Stanger & Co., Inc. 1st half 2014 represents actual amounts through June 30, 2014. 10. Individuals listed are employed by NorthStar Asset Management Group Inc. and its affiliates. 11. Reconciliation of NSAM Q3 & Q4 2014 annualized projected CAD a. Projected CAD per share: Includes common shares, deferred LTIP units and RSUs not subject to market based performance hurdles outstanding as of August 8, 2014 totaling approximately 194 million.

17 399 Park Avenue, 18th Floor, New York, NY 10022 | 212.547.2600 | nsamgroup.com